PROSPECTUS

Federated Stock Trust

A large capitalization value mutual fund investing primarily in common stocks of high quality companies.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.


CONTENTS

Risk/Return Summary                                             1
What are the Fund's Fees and Expenses?                          3
What are the Fund's Investment Strategies?                      4
What are the Principal Securities in Which the Fund Invests?    5
What are the Specific Risks of Investing in the Fund?           5
What do Shares Cost?                                            6
How is the Fund Sold?                                           6
How to Purchase Shares                                          6
How to Redeem Shares                                            7
Account and Share Information                                   9
Who Manages the Fund?                                           9
Financial Information                                          11
Report of Independent Auditors                                 23



DECEMBER 31, 1998 (REPRINTED JANUARY 29, 1999)

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide growth of income and capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, characterized by sound management and have the ability to finance expected growth.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline and you could lose money. Other risks of investing in the Fund include Sector Risk and Risk of Foreign Investing.

  The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federated Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

 . Federated Stock Trust



     [The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Stock Trust as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-10%" and increasing in increments of 10% up to 40%.

The `x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year.

The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top or bottom of each respective bar, for the calendar years 1989 through 1998. The percentages noted are: 13.13, -4.99, 29.04, 11.94, 12.49, -0.45, 35.63,
21.17, 34.42, and 17.26.]

Within the period shown in the Chart, the Fund's highest quarterly return was 16.48% (quarter ended December 31, 1998). Its lowest quarterly return was - 15.58% (quarter ended September 30, 1990).

Average Annual Total Return

Average Annual Returns for the Fund compared to the Standard & Poor's 500 Index (S&P 500) and Lipper Growth and Income Funds Average (LGIFA).


                                     Fund      S&P 500      LGIFA
                                                Index

1 Year                                17.26%      28.15%     15.61%
5 Years                               20.86%      23.98%     18.35%
10 Years                              16.24%      19.15%     15.53%

The table shows the Fund's average annual total returns relative to the S&P 500, a broad-based market index and the LGIFA, an average of funds with similar investment objectives.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

What are the Fund's Fees and Expenses?

FEDERATED STOCK TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CAPTION>

Shareholder Fees

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)........................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or.........................................  None redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions).......................................  None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)..........................................................  None
Exchange Fee................................................................................................................  None

Annual Fund Operating Expenses (Before Waivers)/1/

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee/2/...........................................................................................................  0.68%
Distribution (12b-1) Fee....................................................................................................  None
Shareholder Services Fee/3/.................................................................................................  0.25%
Other Expenses..............................................................................................................  0.14%
Total Annual Fund Operating Expenses........................................................................................  1.07%
-----------------------------------------------------------------------------------------------------------------------------------
1 Although not contractually obligated to do so, the shareholder services provider waived a portion of their fees. These are described below with the net expenses the Fund actually paid for the fiscal year ended October 31, 1998.
  Waiver of Fund expenses................................................................................................     0.11%
  Total Actual Annual Fund Operating Expenses (after waivers)............................................................     0.96%
2 The maximum management services fee is 0.75% of the first $500 million in average daily net assets, 0.675% of the second. $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion.

3 The shareholder services fee has been voluntarily reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary reduction) was 0.14% for the year ended October 31, 1998.


EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1      3       5       10
                 Year   Years   Years    Years

                 $109   $340    $590    $1,306

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, characterized by sound management and have the ability to finance expected growth. The Adviser attempts to identify good long-term values through disciplined investing and careful fundamental research. The Fund's holdings ordinarily will be in large capitalization companies that are in the top 25% of their industries with regard to revenues.

  The Adviser ranks the future performance potential of companies, based on valuation models which attempt to identify companies trading at low valuation relative to their history, to the market and to their expected future growth. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earning estimates. In addition, the Adviser performs traditional fundamental analysis to select the most promising companies for the Fund's portfolio.

  Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Adviser limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector.

Portfolio Turnover

The Fund may actively trade its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Defensive Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts represent interests in underlying securities issued by a foreign company, but traded in another market than the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the U.S. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depositary Receipts involve the Risk of Foreign Investing.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline and you could lose money.

  The Fund's investment adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

SECTOR RISK

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, Value stocks are typically less volatile than Growth stocks. For instance, the price of a Value stock may experience a smaller increase on an analyst's upward earnings estimate revision, a positive fundamental development, or other positive market development. Further, Value stocks tend to have higher dividend yields than Growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

RISK OF FOREIGN INVESTING

Exchange rates for currency fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable that those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next determined net asset value (NAV). Fund Shares are sold without a sales charge.

  NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

  The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

  An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or individuals, directly or through investment professionals. The Distributor and its affiliates may pay out of their assets amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

 . Establish an account with the investment professional; and

 . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

 . Establish your account with the Fund by submitting a completed New Account

  Form; and

 . Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV on the day the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

  An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire

 ABA Number 011000028
 Attention: EDGEWIRE

 Wire Order Number, Dealer Number, or Group Number
 Nominee/Institution Name
 Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company
 P.O. Box 8600

 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company
 1099 Hingham Street

 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

 . through an investment professional if you purchased Shares through an investment professional; or

 . directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV on the day the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on the next calculated NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund. You will receive a redemption amount based on the NAV on the day the Fund receives your written request in proper form. Send requests by mail to:

 Federated Shareholder Services Company
 P.O. Box 8600

 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

 Federated Shareholder Services Company
 1099 Hingham Street

 Rockland, MA 02370-3317

All requests must include:

 . Fund Name and Share Class, account number and account registration;
  amount to be redeemed, and;

 . signatures of all Shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

 . your redemption will be sent to an address other than the address of record; . your redemption will be sent to an address of record that was changed within the last thirty days; or

 . a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union, or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial institution that is an ACH member; or

 . wire payment to your account at a domestic commercial bank that is a Federal
  Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 . to allow your purchase to clear;
 . during periods of market volatility; or

 . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months the check will no longer be honored, the check amount will be reinvested in Shares, and you will not accrue any interest or dividends on this amount prior to the reinvestment.

  If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Management. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

THE FUND'S PORTFOLIO MANAGER IS AS FOLLOWS:

Michael P. Donnelly

Michael P. Donnelly has been the Fund's portfolio manager since November 1997. Mr. Donnelly has been a Portfolio Manager of various Federated Funds for the past five years. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser since 1994. He served as an Assistant Vice President of the Fund's Adviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

  The Adviser and other subsidiaries of Federated advise and/or provide administrative services to more than 300 mutual funds and private accounts, which total over $120 billion in assets as of December 31, 1997. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with more than 2,000 employees. Over 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown on the chart below. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


Average Daily                            Advisory Fee as a
Net Assets                             Percentage of Average

                                          Daily Net Assets

First $500 million                     0.750%
Second $500 million                    0.675%
Third $500 million                     0.600%
Fourth $500 million                    0.525%
Over $2 billion                        0.400%


Under the investment advisory contract, the Adviser will reimburse the Fund the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including its investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses exceed 1.00% of its average daily net assets. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

  However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities, will have difficulty determining the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets.

  The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Reference is made to the Independent Auditor's Report on page 23.


Year Ended October 31                       1998             1997             1996           1995            1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,                         $    39.90       $    34.38        $  30.66       $  26.33        $  26.40
Beginning of Period
Income From Investment Operations:

Net investment income                          0.37             0.36            0.53           0.47            0.46
Net realized and unrealized gain  on
 investments                                   5.38             9.54            5.84           5.04            0.68
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS              5.75             9.90            6.37           5.51            1.14
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from net investment

 income                                       (0.36)           (0.38)          (0.51)         (0.49)          (0.43)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain

 on investments                               (7.22)           (4.00)          (2.14)         (0.69)          (0.78)
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                          (7.58)           (4.38)          (2.65)         (1.18)          (1.21)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $    38.07       $    39.90        $  34.38       $  30.66        $  26.33
-------------------------------------------------------------------------------------------------------------------
Total Return/1/                               16.40%           32.27%          22.08%         21.98%           4.55%

Ratios to Average Net Assets:

-------------------------------------------------------------------------------------------------------------------
Expenses                                       0.96%            0.99%           0.99%          1.01%           0.97%
-------------------------------------------------------------------------------------------------------------------
Net investment income                          0.98%            0.99%           1.64%          1.71%           1.81%
-------------------------------------------------------------------------------------------------------------------
Expense waiver/reimbursement/2/                0.11%            0.13%           0.15%          0.15%             --
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:

-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)  $1,448,819       $1,174,018        $830,545       $632,069        $600,664
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               41%              71%             55%            42%             28%
-------------------------------------------------------------------------------------------------------------------

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

OCTOBER 31, 1998



Shares or
Principal

Amount                                                                                        Value

                    COMMON STOCKS--98.5%
                    Basic Industry--4.2%

      940,800       Archer-Daniels-Midland Co.                                       $       15,699,600
      520,400       Crown Cork & Seal Co., Inc.                                              16,587,750
      154,000       Dow Chemical Co.                                                         14,418,250
    2,287,500       LTV Corp.                                                                14,010,938
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                    60,716,538

                    -----------------------------------------------------------------------------------
                    Consumer Durables--5.3%

      775,000       Cooper Tire & Rubber Co.                                                 12,884,375
      228,800       Eastman Kodak Co.                                                        17,732,000
      252,500       General Motors Corp.                                                     15,923,281
      424,000       Hasbro, Inc.                                                             14,866,500
      459,500       Rubbermaid, Inc.                                                         15,249,656
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                    76,655,812

                    -----------------------------------------------------------------------------------
                    Consumer Non-durables--7.3%

      293,000       Kimberly-Clark Corp.                                                     14,137,250
      400,200       Philip Morris Cos., Inc.                                                 20,460,225
      430,900       RJR Nabisco Holdings Corp.                                               12,307,581
      244,200       Sara Lee Corp.                                                           14,575,688
      729,500       UST, Inc.                                                                24,803,000
      253,000       Unilever N.V., ADR                                                       19,038,250
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   105,321,994

                    -----------------------------------------------------------------------------------
                    Energy Minerals--8.4%

      136,900       Atlantic Richfield Co.                                                    9,428,987
      176,500       Chevron Corp.                                                            14,384,750
      238,800       Exxon Corp.                                                              17,014,500
      150,400   /1/ Noble Drilling Corp.                                                      2,585,000
      423,000       Occidental Petroleum Corp.                                                8,407,125
      196,500       Royal Dutch Petroleum Co., ADR                                            9,677,625
      531,900       Sun Co., Inc.                                                            18,250,819
      220,500       Texaco, Inc.                                                             13,078,406
      539,500       USX Marathon Group, Inc.                                                 17,634,906
      410,500       YPF Sociedad Anonima, ADR                                                11,878,844
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   122,340,962

                    -----------------------------------------------------------------------------------
                    Finance--13.6%

      254,000       Allmerica Financial Corp.                                        $       12,700,000
      364,000       Allstate Corp.                                                           15,674,750
      284,500       Bear Stearns Cos., Inc.                                                  10,153,094
      316,000       Block (H&R), Inc.                                                        14,160,750
      444,700       Boston Properties, Inc.                                                  12,673,950
      401,100       CIGNA Corp.                                                              29,255,231
      509,000       Conseco, Inc.                                                            17,655,937
       64,000       General RE Corp.                                                         14,060,000
      280,800       Hartford Financial Services Group, Inc.                                  14,917,500
      198,800       MBIA Insurance Corporation                                               12,151,650
      252,750       Marsh & McLennan Cos., Inc.                                              14,027,625
      225,000       Morgan Stanley, Dean Witter & Co.                                        14,568,750
      399,600       Washington Mutual, Inc.                                                  14,960,025
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   196,959,262

                    -----------------------------------------------------------------------------------
                    Health Care--10.4%

      472,000       Abbott Laboratories                                                      22,154,500
      259,400       Baxter International, Inc.                                               15,547,787
    1,236,200   /1/ Beverly Enterprises, Inc.                                                 8,344,350
      254,500       Bristol-Myers Squibb Co.                                                 28,138,156
      134,100       Merck & Co., Inc.                                                        18,137,025
      525,000       Pharmacia & Upjohn, Inc.                                                 27,792,188
      239,500       Smithkline Beecham Corp., ADR                                            15,268,125
      363,500       United Healthcare Corp.                                                  15,834,969
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   151,217,100

                    -----------------------------------------------------------------------------------
                    Producer Manufacturing--11.4%

      347,500       Deere & Co.                                                              12,292,812
      471,500       Ingersoll-Rand Co.                                                       23,810,750
      336,000       Johnson Controls, Inc.                                                   18,900,000
      402,300   /1/ Lexmark Intl. Group, Class A                                             28,135,856
      265,000       Loews Corp.                                                              24,893,438
      494,000       Parker-Hannifin Corp.                                                    17,660,500
      257,500       Philips Electronics N.V., ADR                                            14,130,313
      402,900       Tenneco, Inc.                                                            12,238,088
      219,965       Tyco International Ltd.                                                  13,624,082
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   165,685,839

                    -----------------------------------------------------------------------------------
                    Retail Trade--3.8%

      404,600       Dillards, Inc., Class A                                          $       12,567,887
      921,300   /1/ K Mart Corp.                                                             13,013,362
      415,500       Wal-Mart Stores, Inc.                                                    28,669,500
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                    54,250,749

                    -----------------------------------------------------------------------------------
                    Services--7.3%

      151,300       ABB AB, ADR                                                              15,886,500
      561,200   /1/ King World Productions, Inc.                                             14,731,500
      982,000       News Corp. Ltd., ADR                                                     23,752,125
      507,500   /1/ Tricon Global Restaurants, Inc.                                          22,076,250
      246,500   /1/ Viacom, Inc., Class A                                                    14,635,938
      321,900       Waste Management, Inc.                                                   14,525,738
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   105,608,051

                    -----------------------------------------------------------------------------------
                    Technology--13.0%

      344,975       AMP, Inc.                                                                14,165,536
      465,000       Electronic Data Systems Corp.                                            18,919,687
      850,000       First Data Corp.                                                         22,525,000
      143,700       International Business Machines Corp.                                    21,330,469
      194,700       Northrop Corp.                                                           15,527,325
    1,062,500   /1/ Novell, Inc.                                                             15,804,688
      251,500       Raytheon Co., Class A                                                    14,084,000
      469,000   /1/ Seagate Technology, Inc.                                                 12,369,875
      593,000   /1/ Storage Technology Corp.                                                 19,828,438
      572,900   /1/ Sun Microsystems, Inc.                                                   33,371,425
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   187,926,443

                    -----------------------------------------------------------------------------------
                    Transportation--2.4%

      395,100       CNF Transportation, Inc.                                                 11,951,775
      377,000       KLM Royal Dutch Airlines, ADR                                            11,380,687
      477,000       Ryder Systems, Inc.                                                      11,746,125
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                    35,078,587

                    -----------------------------------------------------------------------------------
                    Utilities--11.4%

      260,900       AT&T Corp.                                                               16,241,025
      326,800       Bell Atlantic Corp.                                                      17,361,250
      364,000       Coastal Corp.                                                            12,831,000
      688,000       Entergy Corp.                                                            19,780,000
      251,000       FPL Group, Inc.                                                          15,703,187
      258,000       GTE. Corp.                                                               15,141,375
      519,500       Houston Industries, Inc.                                         $       16,136,969
      584,000       P G & E Corp.                                                            17,775,500
      426,000       Public Service Enterprises Group, Inc.                                   16,188,000
      311,000       U.S. West, Inc.                                                          17,843,625
                    -----------------------------------------------------------------------------------
                    TOTAL                                                                   165,001,931

                    -----------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS (IDENTIFIED COST $1,119,177,313)                  1,426,763,268
                    -----------------------------------------------------------------------------------
                /2/ REPURCHASE AGREEMENTS1.9%

  $27,700,000       Westdeutsche Landesbank Girozentrale, 5.42%, dated                       27,700,000
                    10.30/1988, due 11/2/1998 (at amortized cost)
                    -----------------------------------------------------------------------------------
                /3/ TOTAL INVESTMENTS (IDENTIFIED COST $1,146,877,313)                  $ 1,454,463,268
                    -----------------------------------------------------------------------------------

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $1,146,877,313.
  The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $307,585,955 which is comprised of $369,614,515 appreciation and $62,028,560 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,448,819,399) at October 31, 1998.

The following acronym is used throughout this portfolio:

ADR      American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1998

Assets:

Total investments in securities, at value (identified and tax cost $1,146,877,313)              $   1,454,463,268
Income receivable                                                                                       1,200,723
Receivable for shares sold                                                                              6,389,624
-----------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                                                       1,462,053,615

-----------------------------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased                                                   $ 8,782,329
Payable for shares redeemed                                                           1,111,238
Payable to Bank                                                                       2,998,220
Payable for taxes withheld                                                               16,164
Accrued expenses                                                                        326,265
-----------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                                                                                     13,234,216

-----------------------------------------------------------------------------------------------------------------
Net Assets for 38,059,584 shares outstanding                                                    $   1,448,819,399
-----------------------------------------------------------------------------------------------------------------
Net Assets Consists of:

Paid in capital                                                                                 $     991,734,538
Net unrealized appreciation of investments                                                            307,585,955
Accumulated net realized gain on investments                                                          148,401,653
Undistributed net investment income                                                                     1,097,253
-----------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS                                                                               $   1,448,819,399
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:

$1,448,819,399 divided by 38,059,584 shares outstanding                                                    $38.07
-----------------------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1998


Investment Income:

Dividends (net of foreign taxes withheld of $206,795)                                                                $   24,937,974
Interest                                                                                                                  1,692,333
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                                                                                                            26,630,307

-----------------------------------------------------------------------------------------------------------------------------------
Expenses:

Investment advisory fee                                                                         $  9,348,739
Administrative personnel and services fee                                                          1,033,896
Custodian fees                                                                                        85,224
Transfer and dividend disbursing agent fees and expenses                                             335,595
Trustees' fees                                                                                        19,172
Auditing fees                                                                                         15,000
Legal fees                                                                                             6,182
Portfolio accounting fees                                                                            174,029
Shareholder services fee                                                                           3,427,708
Share registration costs                                                                              96,295
Printing and postage                                                                                  33,908
Insurance premiums                                                                                     8,835
Taxes                                                                                                     75
Miscellaneous                                                                                         20,216
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL EXPENSES                                                                                   14,604,874

-----------------------------------------------------------------------------------------------------------------------------------
Waivers:

Waiver of shareholder services fee                                                                (1,458,795)

-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                             13,146,079

-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    13,484,228

-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:

Net realized gain on investments                                                                                        148,484,465
Net change in unrealized appreciation of investments                                                                     34,385,883

-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                         182,870,348
-----------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                                                                       $  196,354,576
-----------------------------------------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Year Ended October 31                                                                             1998                     1997

Increase (Decrease) in Net Assets
Operations:

Net investment income                                                                      $    13,484,228          $    10,045,256
Net realized gain on investments ($148,479,604 and $216,060,330, respectively,                 148,484,465              216,054,303
 as computed for federal tax purposes)

Net change in unrealized appreciation                                                           34,385,883               60,971,289
-----------------------------------------------------------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                196,354,576              287,070,848
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:

Distributions from net investment income                                                       (12,886,475)             (10,361,425)
Distributions from net realized gains                                                         (216,135,366)             (97,657,959)
-----------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from distributions to shareholders                             (229,021,841)             108,019,384
-----------------------------------------------------------------------------------------------------------------------------------
Share Transactions:

Proceeds from sale of shares                                                                   632,560,746              460,006,623
Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                        143,104,220               64,586,473
Cost of shares redeemed                                                                       (468,196,162)            (360,171,984)
-----------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from share transactions                                         307,468,804              164,421,112
-----------------------------------------------------------------------------------------------------------------------------------
Change in net assets                                                                           274,801,539              343,472,576
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:

Beginning of period                                                                          1,174,017,860              830,545,284
-----------------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $1,097,253 and

 $499,500, respectively)                                                                   $ 1,448,819,399          $ 1,174,017,860
-----------------------------------------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1998

ORGANIZATION

Federated Stock Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


Year Ended October 31                                                                                  1998                1997
Shares sold                                                                                         16,935,050          12,996,702
Shares issued to shareholders in payment of distributions declared                                   4,119,701           2,042,263
Shares redeemed                                                                                    (12,419,564)         (9,770,103)
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                                        8,635,187           5,268,862

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 1% of average daily net assets of the Trust.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:


Purchases                                            $  615,223,606
Sales                                                $  549,458,236

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF FEDERATED STOCK TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We bvelieve that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Stock Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 21, 1998

[LOGO OF FEDERATED]

Federated
Stock Trust

DECEMBER 31, 1998


(REPRINTED JANUARY 29, 1999)



A Statement of Additional Information (SAI) dated December 31, 1998, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders as they become available. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge call your investment professional or the Fund at 1-800- 341-7400.



You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

[LOGO of FEDERATED]

Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Investment Company Act File No. 811-3385

Cusip 313900102

8120102A (1/99)

[LOGO of FEDERATED]

WORLD-CLASS INVESTMENT MANAGER [SM]

FEDERATED STOCK TRUST


DECEMBER 31, 1998

(REPRINTED JANUARY 29, 1999)